UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2019

REIGN SAPPHIRE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

333-204486	47-2573116
(Commission File Number)	(IRS Employer Identification No.)

9465 Wilshire Boulevard

Beverly Hills, CA 90212

(Address of Principal Executive Offices)

(213) 457-3772

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2019, the Company's board of directors approved an amendment to the Company's certificate of incorporation, in order to change the Company's corporate name to Reign Resources Corporation. On November 13, 2019, the Company received the amended certificate of incorporation from the Delaware Secretary of State, citing the corporate name change, as well as the reverse stock split described in the Schedule 14C Information Statement filed with the Securities and Exchange Commission on October 2, 2019. The change of the Company's corporate name to Reign Resources Corporation, and the reverse stock split, shall have market effectiveness upon acceptance by the Financial Industry Regulatory Authority ("FINRA").

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and in our other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit
Number	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2019
REIGN SAPPHIRE CORPORATION

/s/ Joseph Segelman
By: Joseph Segelman
Chief Executive Officer

2